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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: December 4, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19027                   84-1057605
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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                                EXPLANATORY NOTE

     On December 7, 2006, Simtek Corporation (the "Company") filed a Form 8-K reporting a planned restatement of certain of its financial statements. The Form 8-K reported that information under "Item 8.01 - Other Events." This amendment is being filed to report the previously disclosed information under "Item 4.02 - Non-Reliance on Previously Issued Financial Statements."


Item 4.02   Non-Reliance on Previously Issued Financial Statements

As more fully described in Note 5 to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K filed on April 7, 2006 and
Note 6 to the Consolidated Financial Statements included in the Company's Form 10-K/A (Amendment No. 2) filed on December 11, 2006, both for the fiscal year ended December 31, 2005, the Company sold 68,750,000 shares, pre-reverse split (6,875,000 post-reverse split) of its common stock, subject to certain registration rights set forth in the registration rights agreement dated December 30, 2005. Management initially concluded that the net proceeds of $10,332,000 ($8,459,000 received on December 30, 2005 and $1,873,000 received on
January 3, 2006) should be recorded as Temporary Equity due to the potential penalties associated with the registration rights agreement and the application of certain accounting rules in light of such penalties. In addition, on September 21, 2006 the Company sold an additional 11,531,711 shares of common stock, pre-reverse split (1,153,171 post-reverse split), subject to certain registration rights set forth in the registration rights agreement dated September 21, 2006, for net proceeds of $4,515,000. Management initially concluded that the net proceeds of $4,515,000 should also be recorded as Temporary Equity due to the potential penalties associated with the registration rights agreement and the application of certain accounting rules in light of such penalties. Management has subsequently determined that both of the transactions should have been recorded in Shareholders' Equity.

The following tables reflect the amounts as previously reported and as restated for each respective balance sheet date:

                                                    December 31, 2005
                                                    -----------------
                                          As Reported                As Restated
                                          -----------                -----------
                                                  (Amounts in Thousands)
Consolidated Balance Sheet:
Temporary Equity                            $  8,459                   $      -
Common Stock                                $    782                   $  1,470
Additional paid-in capital                  $ 48,282                   $ 56,053
Total shareholders' equity                  $  2,860                   $ 11,319


                                                      March 31, 2006
                                                      --------------
                                          As Reported                As Restated
                                          -----------                -----------
                                                  (Amounts in Thousands)
Consolidated Balance Sheet:
Temporary Equity                            $ 10,332                   $      -
Common Stock                                $    782                   $  1,470
Additional paid-in capital                  $ 49,366                   $ 59,010
Total shareholders' equity                  $  3,043                   $ 13,375




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                                                      June 30, 2006
                                                      -------------
                                          As Reported                As Restated
                                          -----------                -----------
                                                  (Amounts in Thousands)

Consolidated Balance Sheet:
Temporary Equity                            $ 10,332                   $      -
Common Stock                                $    786                   $  1,474
Additional paid-in capital                  $ 50,187                   $ 59,831
Total shareholders' equity                  $  2,490                   $ 12,822


                                                    September 30, 2006
                                                    ------------------
                                          As Reported                As Restated
                                          -----------                -----------
                                                  (Amounts in Thousands)

Consolidated Balance Sheet:
Temporary Equity                            $ 14,847                   $      -
Common Stock                                $      1                   $      2
Additional paid-in capital                  $ 51,430                   $ 66,276
Total shareholders' equity                  $  2,715                   $ 17,562


On December 11, 2006, Simtek filed amendments to its Form 10-K for the year ended December 31, 2005 and its Forms 10-Q for each of the three months ended March 31, 2006, June 30, 2006 and September 30, 2006 (the "Amendments"). The financial statements for each of the respective periods was restated in the Amendments. As a result of these restatements, management has determined, as of December 11, 2006, the date the Amended forms were filed, that the financial statements contained in its initially-filed Form 10-K and Forms 10-Q for these periods may no longer be relied upon. Management has discussed with the Company's independent accountant the matters leading to these restatements.






















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION

                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer



December 29, 2006







































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